SEGMENT REPORTING	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 11:-	SEGMENT REPORTING

Segment information is prepared on the same basis that the Company’s chief operating decision maker (“CODM”), the Chief Executive Officer, manages the business, makes business decisions and assesses performance. The Company has one operating and reportable segment specializing in the development of intranasal drugs to treat emergency medical conditions, as described in Note 1(a). All of the Company’s assets are located in Israel.

The CODM assesses performance for this segment and decides how to allocate resources based on net loss. The measure of segment assets is reported on the balance sheet as cash and cash equivalents and short term deposits.. The Chief Executive Officer performs the assessment of segment performance by using the reported measure of segment profit or loss to monitor actual results.

The table below summarizes the significant expense categories regularly reviewed by the CODM for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Significant segment expenses
Payroll and payroll related (*)	$1,754	$77	$62
Subcontractors and consultants (*)	1,968	444	156
Professional services (*)	957	583	323
Other	423	224	567
Other segment items:
Share-based compensation	447	10	39
Loss (income) from change in fair value of convertible securities	952	443	(219)
Interest expense (income)	(78)	29	49
Other expense, net	27	2	28
Capitalized issuance costs	(645)	(260)	-
Net loss (income) from discontinued operations	51	(20)	46
Net loss	$(5,856)	$(1,532)	$(1,051)

(*)	Excluding share-based compensation expenses and including costs capitalized as issuance costs, except for underwriter discounts and commissions.